              --------------------------------------------------
                                 SMITH BARNEY
                         ARIZONA MUNICIPALS FUND INC.
              --------------------------------------------------

          CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  NOVEMBER 30, 2002



                               [LOGO] Smith Barney
                                      Mutual Funds

                Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

Dear Shareholder,
Please allow me to introduce myself as the new Chairman of the Board, President and Chief Executive Officer of the Smith Barney Arizona Municipals Fund Inc. ("Fund"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's manager by providing you with these shareholder letters semi-annually.

[PHOTO]

R. JAY GERKEN
Chairman, President and Chief Executive Officer

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the semi-annual report for the Fund for the period ended November 30, 2002. In this report, the Fund's manager summarizes what he believes to be the period's prevailing economic and market conditions and outlines the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and Chief Executive Officer


   1 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

Performance Review
For the six months ended November 30, 2002, the Fund's Class A shares, without sales charges, returned 3.44%. In comparison, the benchmark Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 3.67% and the Lipper Arizona Municipal Debt Funds Average, an average composed of the Fund's peer group of mutual funds,/2/ returned 2.97%. During the six months ended November 30, 2002, the Fund paid out income dividends of $0.23 per Class A share.

[PHOTO]

JOSEPH P. DEANE
Vice President and Investment Officer

Investment Strategy
The Fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes/3/ as is consistent with the preservation of capital. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its assets in Arizona municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Arizona state personal income taxes.

Portfolio Manager Market Overview
The slow pace of economic recovery, weakness in the stock markets and diminished tax revenue growth presented challenges to many municipalities during the reporting period. Despite these obstacles, macro-economic fundamentals such as low inflation and low interest rates proved favorable for fixed-income securities markets, prompting many risk-adverse investors concerned about stock market volatility to shift their money from equities into high-grade debt issues.


--------
1The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the six-month period ended November 30, 2002 calculated among 35 funds in the Lipper Arizona Municipal Debt Funds category with reinvestment of dividends and capital gains excluding sales charges.
3Please note a portion of the Fund's income may be subject to the Alternative
 Minimum Tax ("AMT"). State and local income taxes may apply and capital gains, if any, are fully taxable. Please consult your personal tax adviser.


   2 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

The Federal Open Market Committee ("FOMC")/4/ kept its target for the short-term federal funds rate ("fed funds rate")/5/ unchanged during most of the reporting period. However, on November 6, 2002, in an effort to help stimulate U.S. economic activity, the FOMC reduced the fed funds rate by half a percentage point to 1.25%, the lowest level for the rate in four decades.

In contrast to many equity indices, most U.S. Treasury and municipal securities indices finished in positive territory on a total return basis for the period. Prices of municipal bonds (which move inversely to yields) in general have not rallied as considerably as U.S. Treasuries have over the past year. As a result, amid a period of historically high municipal security issuance levels in 2002,/6/ municipals rated AAA that have longer maturities have recently offered yields at levels virtually comparable to those on U.S. Treasuries with similar maturities. Unlike U.S. Treasuries, interest on municipals is not taxable at the federal level. We believe this added potential tax savings can make municipal bond investing an even more compelling alternative to Treasuries to individual investors at this juncture (although a portion of the Fund's income from municipals may be subject to certain taxes and any capital gains are taxable)./3/

Portfolio Manager Arizona Highlights
In terms of Arizona's economic picture, like most other states, lingering recessionary pressures have created a forecasted budget gap in the State. (The State's fiscal year ends June 30.) Over the course of the first two months of the State's 2003 fiscal year, general fund revenues were about 8% under forecast due to continuing weakness in income tax withholding, according to a recent report from Standard & Poor's./7/ At an April 2002 special session, the State adjusted the budget by $931 million. Adjustments included the use of bonds in place of pay-as-you go funding, expenditure cuts, and an education payment rollover.



--------
4The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
5The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
6Source: Salomon Smith Barney Inc.
7Source: Standard & Poor's (October 7, 2002).


   3 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

Portfolio Manager Fund Overview
In our view, many municipal securities offer favorable values versus many taxable fixed-income alternatives, although we believe that prices of most municipal bonds -- particularly those in the investment-grade/8/ category -- have approached a peak. We effectively shortened the average maturity of bonds in the Fund as part of our risk-management strategy. We pursued this approach because, under normal market conditions, prices of bonds with longer maturities (i.e., those "coming due" further down the road) generally tend to decline more than bonds with comparatively shorter maturities in rising rate environments. Early in the reporting period and in the prior fiscal year, we targeted municipal issues with maturities of 20 years or more because, last year, longer-term securities tended to yield more than those with comparatively shorter maturities. However, because we anticipate that interest rates will rise, during the latter part of the reporting period we invested in municipal bonds with slightly shorter maturities -- those with an average life of approximately 17 to 18 years, while focusing on bonds that offer higher coupon income. Furthermore, we invested in bond futures to help reduce the Fund's overall volatility and raised the level of cash-equivalent instruments in the Fund.

Portfolio Manager Market and Fund Outlook
In our view, it is likely that the FOMC will keep short-term interest rates low enough and for long enough to help promote a decent economic recovery. Nevertheless, going into the next year, we think monetary stimulus actions (i.e., interest rate cuts and injections of reserves into the monetary system) alone will not be sufficient to promote economic recovery. Rather, we believe that fiscal measures are now also required to stimulate business activity. We anticipate that a fiscal stimulus package will be implemented, which may include tax cuts, spending increases or other measures. In our opinion, such pro-growth policies (if implemented) should provide a boost to the U.S. economy, not necessarily over coming months, but over the next two years or so.



--------
8Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
 Service and AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by a nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.


   4 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

We believe that if the economy were to gradually improve, as we anticipate, the FOMC may eventually raise short-term rates to help offset potential inflationary concerns. Given that prices of bonds such as municipals typically move inversely to rates, we anticipate that bond prices in general may come under pressure. However, considering that many investors shifted equity holdings into U.S. Treasuries over recent periods (which contributed to the periodic rises in prices of U.S. Treasuries), in our view municipals are generally priced less expensively than U.S. Treasuries. Therefore, we think that municipals may be more resilient than U.S. Treasuries if the economy shows signs of strength and if rates were to rise in the future.

When choosing investment candidates for the Fund, we have taken a conservative approach to selecting municipal bond issues. We look for municipalities that we feel are prudently balancing their budgets for the longer haul --those governments that are reducing their expenses to meet their revenue streams rather than those that are merely issuing additional debt. Our general investment approach is to maintain an open-mind to municipal bond issuers' budgetary plans, but we have taken a reasonably defensive posture by avoiding significant investment exposure during this period to uninsured General Obligation bonds of municipal issuers whose budget outlook, in our view, appears relatively dim. Our goal is to monitor how the State of Arizona addresses its projected revenues and proceeds to adjust its fiscal policy to effectively address any differences in revenues. From an investment perspective, we maintain a constructive approach toward evaluating and selecting Arizona municipal securities for the Fund and will continue to do so going forward.

The risk is present that short-term rates may rise in the future and exhibit pressure on municipal bond prices. However, considering the favorable yields that municipals have offered relative to many taxable fixed-income investment alternatives, coupled with the tax-treatment advantages of municipal securities, we believe that individual investors can seek potential values through a professionally managed portfolio of municipal securities over the long-term.


   5 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

Thank you for investing in the Smith Barney Arizona Municipals Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Joseph P. Deane

Joseph P. Deane
Vice President and
Investment Officer
December 9, 2002

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of November 30, 2002 and are subject to change.



   6 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES

               Net Asset Value
             -------------------
             Beginning    End     Income   Capital Gain  Return of     Total
Period Ended of Period of Period Dividends Distributions  Capital   Returns/(1)+/
---------------------------------------------------------------------------------
  11/30/02    $10.04    $10.15     $0.23       $0.00       $0.00          3.44%++
---------------------------------------------------------------------------------
  5/31/02      10.00     10.04      0.49        0.00        0.00          5.40
---------------------------------------------------------------------------------
  5/31/01       9.54     10.00      0.48        0.00        0.00         10.03
---------------------------------------------------------------------------------
  5/31/00      10.31      9.54      0.48        0.02        0.00         (2.64)
---------------------------------------------------------------------------------
  5/31/99      10.54     10.31      0.49        0.13        0.00          3.79
---------------------------------------------------------------------------------
  5/31/98      10.21     10.54      0.52        0.05        0.00          9.00
---------------------------------------------------------------------------------
  5/31/97       9.95     10.21      0.53        0.00        0.00          8.06
---------------------------------------------------------------------------------
  5/31/96      10.09      9.95      0.52        0.00        0.00          3.82
---------------------------------------------------------------------------------
  5/31/95       9.82     10.09      0.54        0.06        0.00          9.38
---------------------------------------------------------------------------------
  5/31/94      10.40      9.82      0.53        0.21        0.00          1.33
---------------------------------------------------------------------------------
  5/31/93       9.84     10.40      0.57        0.08        0.02         12.92
---------------------------------------------------------------------------------
  Total                            $5.38       $0.55       $0.02
---------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain  Return of     Total
Period Ended         of Period of Period Dividends Distributions  Capital   Returns/(1)+/
-----------------------------------------------------------------------------------------
11/30/02              $10.05    $10.16     $0.21       $0.00       $0.00         3.15%++
-----------------------------------------------------------------------------------------
5/31/02                10.00     10.05      0.44        0.00        0.00         4.92
-----------------------------------------------------------------------------------------
5/31/01                 9.54     10.00      0.43        0.00        0.00         9.40
-----------------------------------------------------------------------------------------
5/31/00                10.30      9.54      0.42        0.02        0.00        (3.11)
-----------------------------------------------------------------------------------------
5/31/99                10.54     10.30      0.44        0.13        0.00         3.15
-----------------------------------------------------------------------------------------
5/31/98                10.21     10.54      0.47        0.05        0.00         8.46
-----------------------------------------------------------------------------------------
5/31/97                 9.95     10.21      0.48        0.00        0.00         7.53
-----------------------------------------------------------------------------------------
5/31/96                10.09      9.95      0.47        0.00        0.00         3.30
-----------------------------------------------------------------------------------------
5/31/95                 9.82     10.09      0.49        0.06        0.00         8.78
-----------------------------------------------------------------------------------------
5/31/94                10.40      9.82      0.49        0.21        0.00         0.84
-----------------------------------------------------------------------------------------
Inception* - 5/31/93    9.97     10.40      0.29        0.08        0.01         8.31++
-----------------------------------------------------------------------------------------
Total                                      $4.63       $0.55       $0.01
-----------------------------------------------------------------------------------------



   7 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain  Return of     Total
Period Ended         of Period of Period Dividends Distributions  Capital   Returns/(1)+/
-----------------------------------------------------------------------------------------
11/30/02              $10.04    $10.14     $0.20       $0.00       $0.00        3.03%++
-----------------------------------------------------------------------------------------
5/31/02                10.00     10.04      0.43        0.00        0.00        4.78
-----------------------------------------------------------------------------------------
5/31/01                 9.53     10.00      0.42        0.00        0.00        9.48
-----------------------------------------------------------------------------------------
5/31/00                10.30      9.53      0.42        0.02        0.00       (3.24)
-----------------------------------------------------------------------------------------
5/31/99                10.53     10.30      0.43        0.13        0.00        3.21
-----------------------------------------------------------------------------------------
5/31/98                10.21     10.53      0.47        0.05        0.00        8.30
-----------------------------------------------------------------------------------------
5/31/97                 9.95     10.21      0.47        0.00        0.00        7.49
-----------------------------------------------------------------------------------------
5/31/96                10.09      9.95      0.47        0.00        0.00        3.26
-----------------------------------------------------------------------------------------
Inception* - 5/31/95    9.28     10.09      0.23        0.06        0.00       12.10++
-----------------------------------------------------------------------------------------
Total                                      $3.54       $0.26       $0.00
-----------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                            Without Sales Charges/(1)/
                            -------------------------
                            Class A  Class B  Class L
------------------------------------------------------
Six Months Ended 11/30/02++  3.44%    3.15%    3.03%
------------------------------------------------------
Year Ended 11/30/02          5.16     4.67     4.44
------------------------------------------------------
Five Years Ended 11/30/02    4.67     4.12     4.04
------------------------------------------------------
Ten Years Ended 11/30/02     5.82     5.28      N/A
------------------------------------------------------
Inception* through 11/30/02  6.67     5.37     5.99
------------------------------------------------------

                             With Sales Charges/(2)/
                            ------------------------
                            Class A  Class B  Class L
-----------------------------------------------------
Six Months Ended 11/30/02++  (0.72)%  (1.35)%  1.03%
-----------------------------------------------------
Year Ended 11/30/02           0.97     0.17    2.42
-----------------------------------------------------
Five Years Ended 11/30/02     3.83     3.95    3.82
-----------------------------------------------------
Ten Years Ended 11/30/02      5.39     5.28     N/A
-----------------------------------------------------
Inception* through 11/30/02   6.39     5.37    5.86
-----------------------------------------------------


   8 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 CUMULATIVE TOTAL RETURNS+


                                      Without Sales Charges/(1)/
----------------------------------------------------------------
Class A (11/30/92 through 11/30/02)                 76.14%
----------------------------------------------------------------
Class B (11/30/92 through 11/30/02)                 67.21
----------------------------------------------------------------
Class L (Inception* through 11/30/02)               59.04
----------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B and L shares are June 1, 1987, November 6, 1992 and December 8, 1994, respectively.


   9 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                Value of $10,000 Invested in Class A Shares of
                 Smith Barney Arizona Municipals Fund Inc. vs.
                   Lehman Brothers Municipal Bond Index and
                 Lipper Arizona Municipal Debt Funds Average+

--------------------------------------------------------------------------------
                        November 1992 -- November 2002

                                    [CHART]

      Smith Barney Arizona     Lehman Brothers     Lipper Arizona Municipal
      Municipals Fund Inc.   Municipal Bond Index     Debt Funds Average
      ---------------------  --------------------  ------------------------
11/92        $ 9,599               $10,000                  $10,000
 5/93         10,292                10,642                   10,679
 5/94         10,428                10,905                   10,851
 5/95         11,406                11,899                   11,827
 5/96         11,842                12,443                   12,246
 5/97         12,797                13,473                   13,198
 5/98         13,949                14,737                   14,350
 5/99         14,478                15,427                   14,871
 5/00         14,095                15,418                   14,431
 5/01         15,508                17,290                   15,911
 5/02         16,346                18,414                   16,832
11/02         16,908                19,089                   17,332


+Hypothetical illustration of $10,000 invested in Class A shares on November
 30, 1992, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2002. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Arizona Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (35 funds as of November 30, 2002). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


   10 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

PORTFOLIO HIGHLIGHTS (UNAUDITED)

                               INDUSTRY BREAKDOWN*

                                 [CHART]

                    General Obligation      22.5%
                    Hospitals               13.3%
                    Housing: Multi-Family   13.5%
                    Industrial Development   8.3%
                    Miscellaneous           13.7%
                    Pollution Control        5.1%
                    Pre-Refunded             3.9%
                    Transportation           4.7%
                    Utilities                6.7%
                    Water and Sewer          3.8%
                    Other                    4.5%

                   SUMMARY OF INVESTMENTS BY COMBINED RATINGS*


                                 Standard &   Percentage of
                  Moody's and/or   Poor's   Total Investments
                  -------------------------------------------
                   Aaa              AAA            45.5%
                    Aa              AA             25.2
                    A                A              7.5
                   Baa              BBB             9.5
                    B                B              3.3
                  VMIG 1            A-1             1.1
                    NR              NR              7.9
                                                  -----
                                                  100.0%
                                                  =====

--------
*As a percentage of total investments. All information is as of November 30, 2002. Please note that Fund holdings are subject to change.


   11 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                           NOVEMBER 30, 2002


   FACE
  AMOUNT    RATING(a)                              SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------------
Escrowed to Maturity -- 1.7%
$   250,000 AAA       Arizona State Municipal Financing Program COP, Series 20, BIG-
                       Insured, (Escrowed to maturity with U.S. government securities),
                       7.625% due 8/1/06                                                  $   283,937
    500,000 AAA       Maricopa County IDA, Hospital Revenue, Samaritan Health Services,
                       Series A, MBIA-Insured, (Escrowed to maturity with U.S.
                       government securities), 7.000% due 12/1/16                             629,410
----------------------------------------------------------------------------------------------------
                                                                                              913,347
----------------------------------------------------------------------------------------------------
General Obligation -- 22.5%
                      Maricopa County GO:
                        Elementary School District No. 8, Osborne Elementary School
                         District:
  1,000,000 A              7.500% due 7/1/09                                                1,228,460
    390,000 AAA            Series A, FGIC-Insured, 5.875% due 7/1/14                          439,842
    650,000 AAA         Elementary School District No. 14, (Creighton School Improvement
                         Project 1990), Series C, FGIC-Insured, (Partially escrowed to
                         maturity with U.S. government securities), 6.500% due 7/1/08         760,883
  1,000,000 AAA         Elementary School District No. 40, Glendale School Improvement,
                         AMBAC-Insured, 6.300% due 7/1/11 (b)                               1,100,650
  1,000,000 AAA         Elementary School District No. 68, (Alhambra Refunding and
                         Improvement Project), AMBAC-Insured, (Partially
                         Pre-Refunded -- Escrowed with U.S. government securities to
                         7/1/03 Call @ 102), 5.625% due 7/1/13                              1,039,250
    635,000 AAA         School District No. 80, Chandler Unified School District, FGIC-
                         Insured, 5.800% due 7/1/12                                           676,015
  1,000,000 AA          Unified High School District No. 210, (Phoenix Project of 1995),
                         Series B, (Partially Pre-Refunded -- Escrowed with U.S.
                         government securities to 7/1/06 Call @ 101),
                         5.375% due 7/1/13 (c)                                              1,110,870
                      Phoenix GO:
  1,400,000 AA+         Refunding, Series A, 6.250% due 7/1/17                              1,663,074
                        Series B:
    400,000 AA+          5.000% due 7/1/22                                                    400,284
    575,000 AA+          5.000% due 7/1/23                                                    574,977
    400,000 A+        Phoenix Special Assignment GO, Central Avenue Improvement
                       District, 7.000% due 1/1/06                                            401,528
  1,000,000 AAA       Pima County GO, Unified School District No. 1, Tucson,
                       FGIC-Insured, 7.500% due 7/1/10                                      1,250,500
    500,000 AAA       Pinal County GO, Unified School District No. 43, Apache Junction,
                       Series A, FGIC-Insured, 5.850% due 7/1/15                              563,525
    500,000 A         Scottsdale Mountain Communication Facilities District GO, District
                       No. 3, Series A, 6.200% due 7/1/17                                     523,610
    285,000 AAA       Tempe Union High School District No. 213 GO, FGIC-Insured,
                       6.000% due 7/1/10                                                      304,286
----------------------------------------------------------------------------------------------------
                                                                                           12,037,754
----------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


   12 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               NOVEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------
Hospitals -- 13.3%
$1,500,000 Baa2*     Arizona Health Facilities Authority, Hospital Systems Revenue,
                      Phoenix Children's Hospital, Series A, 6.125% due 11/15/22      $ 1,392,480
                     Maricopa County Hospital Revenue, Sun Health Corp.:
 1,500,000 Baa1*       5.900% due 4/1/09                                                1,591,095
 1,000,000 Baa1*       6.125% due 4/1/18                                                1,009,010
 3,000,000 AAA       Mesa IDA, Discovery Health Systems, Series A, MBIA-Insured,
                      5.625% due 1/1/29 (d)                                             3,133,320
------------------------------------------------------------------------------------------------
                                                                                        7,125,905
------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 13.5%
                     Maricopa County IDA, MFH Revenue:
   500,000 AAA         Metro Gardens -- Mesa Ridge Project, Series A,
                        MBIA-Insured, 5.650% due 7/1/19                                   522,065
 1,745,000 AAA         Mortgage Loan, Series A, FHA-Insured, 5.900% due 7/1/24          1,769,674
 2,125,000 NR          Stanford Court Apartments, Series B, 6.250% due 7/1/18 (d)       2,095,781
                     Phoenix IDA:
                       MFH Revenue:
                        Ventana Palms Apartments Project, Series A, MBIA-Insured:
   150,000 Aaa*           6.100% due 10/1/19                                              159,117
   950,000 Aaa*           6.150% due 10/1/29                                            1,004,872
 1,000,000 AA           Woodstone & Silver Springs, Radian-Insured,
                         6.250% due 4/1/23                                              1,023,070
   650,000 AAA         Mortgage Revenue, (Chris Ridge Village Project), FHA-Insured,
                        6.750% due 11/1/12                                                661,745
------------------------------------------------------------------------------------------------
                                                                                        7,236,324
------------------------------------------------------------------------------------------------
Housing: Single-Family -- 1.3%
   180,000 AAA       Phoenix IDA, Single-Family Mortgage Revenue, GNMA/FNMA/
                      FHLMC-Collateralized, 6.300% due 12/1/12 (e)                        188,644
                     Pima County IDA, Single-Family Mortgage Revenue:
   390,000 AAA         GNMA-Collateralized, 6.750% due 11/1/27 (e)                        403,022
    85,000 AAA         Series A, GNMA/FNMA/FHLMC-Collateralized,
                        6.250% due 11/1/30 (e)                                             87,751
------------------------------------------------------------------------------------------------
                                                                                          679,417
------------------------------------------------------------------------------------------------
Industrial Development -- 8.3%
   750,000 NR        Navajo County IDA, IDR, (Stone Container Corp. Project),
                      7.400% due 4/1/26 (e)                                               724,890
   600,000 VMIG 1*   Phoenix IDA, MFH Revenue, (Del Mar Terrace Apartments
                      Project), Series A, 1.500% due 10/1/29 (f)                          600,000
                     Pima County IDA, Industrial Revenue Refunding:
   560,000 AAA         FSA-Insured, 7.250% due 7/15/10                                    577,142
 1,000,000 B+          Tucson Electric Power Co. Project, Series B,
                        6.000% due 9/1/29                                                 916,800
                     Tempe IDA, IDR, Friendship Village Refunding, Series A:
   350,000 NR          6.200% due 12/1/03                                                 350,728
   250,000 NR          6.250% due 12/1/04                                                 250,785


                      See Notes to Financial Statements.



   13 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               NOVEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                             SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Industrial Development -- 8.3% (continued)
$1,000,000 AAA       Tucson IDA, Lease Revenue, University of Arizona/Marshall
                      Foundation, Series A, AMBAC-Insured, 5.000% due 7/15/22         $ 1,006,020
-------------------------------------------------------------------------------------------------
                                                                                        4,426,365
-------------------------------------------------------------------------------------------------
Life Care Systems -- 1.5%
   970,000 NR        Flagstaff IDA, Living Community Revenue, (Northern Community
                      Project), 6.200% due 9/1/28                                         798,640
-------------------------------------------------------------------------------------------------
Miscellaneous -- 13.7%
   750,000 AAA       Arizona Student Loan Revenue Acquisition Authority, Series B,
                      Guaranteed Student Loan, 6.600% due 5/1/10 (e)                      787,208
   500,000 AAA       Casa Grande Excise Tax Revenue, FGIC-Insured,
                      6.200% due 4/1/15                                                   540,450
                     Phoenix Civic Improvement Corp., Excise Tax Revenue, Sr. Lien:
 2,630,000 AA+         Adams Street Garage Project B, 5.375% due 7/1/29                 2,689,780
 2,350,000 AA+         Municipal Courthouse Project A, 5.375% due 7/1/29                2,403,415
                     Sierra Vista Municipal Property Corp., AMBAC-Insured:
   355,000 AAA         6.000% due 1/1/11                                                  382,658
   500,000 AAA         6.150% due 1/1/15                                                  540,465
-------------------------------------------------------------------------------------------------
                                                                                        7,343,976
-------------------------------------------------------------------------------------------------
Pollution Control -- 5.1%
                     Coconino County Pollution Control Corp. Revenue Refunding:
 1,000,000 A-          Arizona Public Service Co., Series A, 5.875% due 8/15/28         1,007,690
 1,000,000 B-          Nevada Power Co. Project, 6.375% due 10/1/36 (e)                   864,460
   850,000 A-        Navajo County PCR, Arizona Public Service Co., Series A,
                      5.875% due 8/15/28                                                  857,599
-------------------------------------------------------------------------------------------------
                                                                                        2,729,749
-------------------------------------------------------------------------------------------------
Pre-Refunded -- 3.9%
   210,000 AAA       Maricopa County School District No. 008, FGIC-Insured, (Pre-
                      Refunded -- Escrowed with U.S. government securities to 7/1/06
                      Call @ 101), 5.875% due 7/1/14                                      231,678
   715,000 AAA       Tempe Union High School District No. 213 GO, FGIC-Insured, (Pre-
                      Refunded -- Escrowed with state and local government securities
                      to 7/1/04 Call @ 101), 6.000% due 7/1/10                            769,998
 1,000,000 AA        Tucson COP, (Pre-Refunded -- Escrowed with state and local
                      government securities to 7/1/04 Call @ 100), 6.375% due 7/1/09    1,072,980
-------------------------------------------------------------------------------------------------
                                                                                        2,074,656
-------------------------------------------------------------------------------------------------
Transportation -- 4.7%
                     Phoenix Civic Improvement Corp., Airport Revenue:
 1,000,000 AAA         FGIC-Insured, 5.375% due 7/1/29 (e)                              1,004,580
 1,500,000 AAA         Series A, FSA-Insured, 5.000% due 7/1/25                         1,495,920
-------------------------------------------------------------------------------------------------
                                                                                        2,500,500
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



   14 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               NOVEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Utilities -- 6.7%
$2,500,000 AA        Agricultural Improvement and Power District, Electric Systems
                      Revenue, (Salt River Project), Series A, 5.000% due 1/1/23     $  2,505,800
   250,000 BBB-      Prescott Valley Improvement District, Special Assessment, Sewer
                      Collection System, Roadway Repair, 7.900% due 1/1/12                255,923
 1,000,000 BBB       Yavapai County IDA, IDR, (Citizens Utilities Co. Project),
                      5.450% due 6/1/33 (e)                                               817,920
-------------------------------------------------------------------------------------------------
                                                                                        3,579,643
-------------------------------------------------------------------------------------------------
Water and Sewer -- 3.8%
 1,000,000 Aaa*      Arizona Water Infrastructure Finance Authority, Series A,
                      5.000% due 10/1/19                                                1,026,490
 1,000,000 AAA       Phoenix Civic Improvement Corp., Wastewater System Revenue,
                      FGIC-Insured, 5.000% due 7/1/24                                     997,340
-------------------------------------------------------------------------------------------------
                                                                                        2,023,830
-------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $51,932,733**)                                          $53,470,106
-------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) All or a portion of this security has been segregated for futures contracts commitments.
(c) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(d) All or a portion of this security has been segregated by the custodian for extended settlements.
(e) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(f) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See pages 16 and 17 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.



   15 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 BOND RATINGS (UNAUDITED)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB    --Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B     --Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes in this class.

NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.


   16 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SHORT-TERM SECURITY RATINGS (UNAUDITED)


SP-1    -- Standard & Poor's highest rating indicating very strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance
CHFCLI  -- California Health Facility Construction Loan Insurance
CONNIE
  LEE   -- College Construction Loan Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters Company
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MFH     -- Multi-Family Housing
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
PSF     -- Permanent School Fund
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
SYCC    -- Structured Yield Curve Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax-Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation Notes
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand


   17 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)               NOVEMBER 30, 2002



ASSETS:
  Investments, at value (Cost -- $51,932,733)                        $53,470,106
  Interest receivable                                                  1,031,042
  Receivable for Fund shares sold                                         59,930
  Receivable for securities sold                                          35,000
--------------------------------------------------------------------------------
  Total Assets                                                        54,596,078
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                       97,515
  Payable to broker -- variation margin                                   65,625
  Investment advisory fee payable                                         14,733
  Payable for Fund shares purchased                                       12,992
  Administration fee payable                                               9,122
  Payable to bank                                                          5,356
  Distribution fees payable                                                3,506
  Accrued expenses                                                        45,119
--------------------------------------------------------------------------------
  Total Liabilities                                                      253,968
--------------------------------------------------------------------------------
Total Net Assets                                                     $54,342,110
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                        $     5,352
  Capital paid in excess of par value                                 53,640,867
  Undistributed net investment income                                     33,764
  Accumulated net realized loss from security transactions            (1,300,246)
  Net unrealized appreciation of investments and futures contracts     1,962,373
--------------------------------------------------------------------------------
Total Net Assets                                                     $54,342,110
--------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              3,940,322
  ------------------------------------------------------------------------------
  Class B                                                              1,067,104
  ------------------------------------------------------------------------------
  Class L                                                                344,905
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                          $10.15
  ------------------------------------------------------------------------------
  Class B *                                                               $10.16
  ------------------------------------------------------------------------------
  Class L **                                                              $10.14
  ------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)       $10.57
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)       $10.24
--------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


   18 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)



For the Six Months Ended November 30, 2002

         INVESTMENT INCOME:
          Interest                                           $1,526,849
         ------------------------------------------------------------
         EXPENSES:
          Investment advisory fee (Note 4)                       83,990
          Distribution fees (Note 4)                             77,844
          Administration fee (Note 4)                            55,993
          Audit and legal                                        34,176
          Shareholder and system servicing fees                  16,162
          Custody                                                16,001
          Shareholder communications                             13,517
          Directors' fees                                        12,170
          Registration fees                                       8,425
          Other                                                   1,516
         ------------------------------------------------------------
          Total Expenses                                        319,794
         ------------------------------------------------------------
         Net Investment Income                                1,207,055
         ------------------------------------------------------------
         REALIZED AND UNREALIZED GAIN ON INVESTMENTS
         AND FUTURES CONTRACTS (NOTES 5 AND 6):
          Realized Gain From Security Transactions
          (excluding short-term investments):
            Proceeds from sales                               7,105,642
            Cost of securities sold                           6,949,240
         ------------------------------------------------------------
          Net Realized Gain                                     156,402
         ------------------------------------------------------------
          Change in Net Unrealized Appreciation of
            Investments and Futures Contracts:
            Beginning of period                               1,489,028
            End of period                                     1,962,373
         ------------------------------------------------------------
          Increase in Net Unrealized Appreciation               473,345
         ------------------------------------------------------------
         Net Gain on Investments and Futures Contracts          629,747
         ------------------------------------------------------------
         Increase in Net Assets From Operations              $1,836,802
         ------------------------------------------------------------


                      See Notes to Financial Statements.


   19 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended November 30, 2002 (unaudited) and the Year Ended May 31, 2002

                                             November 30     May 31
        ---------------------------------------------------------------
        OPERATIONS:
         Net investment income              $  1,207,055  $  2,459,230
         Net realized gain                       156,402        31,563
         Increase in net unrealized
           appreciation                          473,345       182,217
        --------------------------------------------------------------
         Increase in Net Assets From
           Operations                          1,836,802     2,673,010
        --------------------------------------------------------------
        DISTRIBUTIONS TO SHAREHOLDERS FROM
        (NOTE 3):
         Net investment income                (1,238,492)   (2,503,536)
        --------------------------------------------------------------
         Decrease in Net Assets
           From Distributions to
           Shareholders                       (1,238,492)   (2,503,536)
        --------------------------------------------------------------
        FUND SHARE TRANSACTIONS (NOTE 8):
         Net proceeds from sale of shares      4,831,462    11,738,132
         Net asset value of shares
           issued for reinvestment of
           dividends                             626,679     1,260,128
         Cost of shares reacquired            (6,375,004)   (9,193,834)
        --------------------------------------------------------------
         Increase (Decrease) in Net Assets
           From Fund Share Transactions         (916,863)    3,804,426
        --------------------------------------------------------------
        Increase (Decrease) in Net Assets       (318,553)    3,973,900
        NET ASSETS:
         Beginning of period                  54,660,663    50,686,763
        --------------------------------------------------------------
         End of period*                      $54,342,110   $54,660,663
        --------------------------------------------------------------
        * Includes undistributed net
         investment income of:                   $33,764       $65,201
        --------------------------------------------------------------




                      See Notes to Financial Statements.


   20 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

Smith Barney Arizona Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective June 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. To date, the effect of this change was immaterial to the Fund.


   21 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within Arizona, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Arizona.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Affiliated Transactions

Smith Barney Fund Management LLC (''SBFM''), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of its average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended November 30, 2002, the Fund paid transfer agent fees of $6,128 to CTB.


   22 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2002, SSB received sales charges of approximately $27,000 and $5,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended November 30, 2002, CDSCs paid to SSB for Class B shares were approximately $3,000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the six months ended November 30, 2002, total Distribution Plan fees incurred were:

                       Class A Class B Class L
----------------------------------------------
Distribution Plan Fees $31,502 $34,120 $12,222
----------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


   23 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

5. Investments

During the six months ended November 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                              --------------------
                              Purchases $5,997,049
                              --------------------
                              Sales      7,105,642
                              --------------------

At November 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                   -----------------------------------------
                   Gross unrealized appreciation $2,238,924
                   Gross unrealized depreciation   (701,551)
                   -----------------------------------------
                   Net unrealized appreciation   $1,537,373
                   -----------------------------------------

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At November 30, 2002, the Fund had the following open futures contracts:

                        # of                  Basis      Market    Unrealized
                      Contracts Expiration    Value      Value        Gain
   --------------------------------------------------------------------------
   Sold Contracts:
   U.S Treasury Bonds    140      12/02    $15,711,250 $15,286,250  $425,000
   --------------------------------------------------------------------------


   24 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

7. Capital Loss Carryforward

At May 31, 2002, the Fund had, for Federal income tax purposes, approximately $1,457,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on May 31 of the year indicated:

                                       2008      2009     2010
                ------------------------------------------------
                Carryforward Amounts $363,000 $1,033,000 $61,000
                ------------------------------------------------

8. Capital Shares

At November 30, 2002, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                   Six Months Ended                  Year Ended
                                  November 30, 2002                 May 31, 2002
                                ---------------------          ---------------------
                                 Shares          Amount         Shares      Amount
  -----------------------------------------------------------------------------------
  Class A
  Shares sold                    245,451      $ 2,501,242       808,393  $ 8,187,024
  Shares issued on reinvestment   44,784          455,765        94,812      957,277
  Shares reacquired             (513,656)      (5,237,206)     (424,844)  (4,283,687)
  -----------------------------------------------------------------------------------
  Net Increase (Decrease)       (223,421)     $(2,280,199)      478,361  $ 4,860,614

  ---------------------------------------------------------------------------
  Class B
  Shares sold                    167,621      $ 1,705,422       210,807  $ 2,132,554
  Shares issued on reinvestment   11,229          114,388        21,913      221,339
  Shares reacquired              (81,546)        (829,270)     (461,252)  (4,667,054)
  -----------------------------------------------------------------------------------
  Net Increase (Decrease)         97,304      $   990,540      (228,532) $(2,313,161)

  ---------------------------------------------------------------------------
  Class L
  Shares sold                     61,805      $   624,798       140,142  $ 1,418,554
  Shares issued on reinvestment    5,560           56,526         8,079       81,512
  Shares reacquired              (30,278)        (308,528)      (24,107)    (243,093)
  -----------------------------------------------------------------------------------
  Net Increase                    37,087      $   372,796       124,114  $ 1,256,973

  ---------------------------------------------------------------------------


   25 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class A Shares             2002/(1)(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/     1998
----------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $10.04     $10.00     $9.54    $10.31    $10.54    $10.21
------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income         0.23       0.48      0.49      0.50      0.49      0.50
  Net realized and
   unrealized gain (loss)       0.11       0.05      0.45     (0.77)    (0.10)     0.40
------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                     0.34       0.53      0.94     (0.27)     0.39      0.90
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income        (0.23)     (0.49)    (0.48)    (0.48)    (0.49)    (0.52)
  Net realized gains              --         --        --     (0.02)    (0.13)    (0.05)
------------------------------------------------------------------------------------
Total Distributions            (0.23)     (0.49)    (0.48)    (0.50)    (0.62)    (0.57)
------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                $10.15     $10.04    $10.00     $9.54    $10.31    $10.54
------------------------------------------------------------------------------------
Total Return                    3.44%++    5.40%    10.03%    (2.64)%    3.79%     9.00%
------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)        $39,998    $41,824   $36,862   $36,524   $46,279   $46,183
------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                      1.02%+     0.91%     0.94%     0.88%     0.88%     0.85%
  Net investment income         4.43+      4.80      4.98      5.09      4.64      4.87
------------------------------------------------------------------------------------
Portfolio Turnover Rate           11%        11%        6%       16%       41%       42%
------------------------------------------------------------------------------------

(1) For the six months ended November 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


   26 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class B Shares             2002/(1)(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/     1998
----------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $10.05     $10.00     $9.54    $10.30    $10.54    $10.21
------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income         0.21       0.42      0.44      0.45      0.43      0.45
  Net realized and
   unrealized gain (loss)       0.11       0.07      0.45     (0.77)    (0.10)     0.40
------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                     0.32       0.49      0.89     (0.32)     0.33      0.85
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income        (0.21)     (0.44)    (0.43)    (0.42)    (0.44)    (0.47)
  Net realized gains              --         --        --     (0.02)    (0.13)    (0.05)
------------------------------------------------------------------------------------
Total Distributions            (0.21)     (0.44)    (0.43)    (0.44)    (0.57)    (0.52)
------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                $10.16     $10.05    $10.00     $9.54    $10.30    $10.54
------------------------------------------------------------------------------------
Total Return                    3.15%++    4.92%     9.40%    (3.11)%    3.15%     8.46%
------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)        $10,846    $ 9,746   $11,988   $15,860   $19,066   $19,721
------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                      1.43%+     1.41%     1.48%     1.41%     1.42%     1.38%
  Net investment income         4.03+      4.20      4.44      4.56      4.11      4.35
------------------------------------------------------------------------------------
Portfolio Turnover Rate           11%        11%        6%       16%       41%       42%
------------------------------------------------------------------------------------

(1) For the six months ended November 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


   27 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class L Shares             2002/(1)(2)/   2002/(2)/ 2001/(2)/ 2000/(2)/  1999/(2)(3)/    1998
---------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period            $10.04     $ 10.00     $9.53    $10.30       $ 10.53  $10.21
--------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income           0.19        0.42      0.43      0.43          0.42    0.45
  Net realized and
   unrealized gain (loss)         0.11        0.05      0.46     (0.76)        (0.09)   0.39
--------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                       0.30        0.47      0.89     (0.33)         0.33    0.84
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income          (0.20)      (0.43)    (0.42)    (0.42)        (0.43)  (0.47)
  Net realized gains                --          --        --     (0.02)        (0.13)  (0.05)
--------------------------------------------------------------------------------------------
Total Distributions              (0.20)      (0.43)    (0.42)    (0.44)        (0.56)  (0.52)
--------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                 $ 10.14     $ 10.04   $ 10.00     $9.53       $ 10.30  $10.53
--------------------------------------------------------------------------------------------
Total Return                      3.03%++     4.78%     9.48%    (3.24)%        3.21%   8.30%
--------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)           $3,498      $3,091    $1,837      $988        $1,652    $875
--------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                        1.71%+      1.51%     1.48%     1.56%         1.44%   1.42%
  Net investment income           3.75+       4.18      4.44      4.38          4.09    4.30
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate             11%         11%        6%       16%           41%     42%
--------------------------------------------------------------------------------------------

(1) For the six months ended November 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed as Class L shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


   28 Smith Barney Arizona Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

                                  SMITH BARNEY
                          ARIZONA MUNICIPALS FUND INC.


              DIRECTORS               INVESTMENT ADVISER
              Herbert Barg            AND ADMINISTRATOR
              Dwight B. Crane         Smith Barney Fund
              Burt N. Dorsett           Management LLC
              R. Jay Gerken, Chairman
              Elliot S. Jaffe         DISTRIBUTOR
              Stephen E. Kaufman      Salomon Smith Barney Inc.
              Joseph J. McCann
              Cornelius C. Rose, Jr.  CUSTODIAN
                                      State Street Bank and
              OFFICERS                  Trust Company
              R. Jay Gerken
              President and           TRANSFER AGENT
              Chief Executive Officer Citicorp Trust Bank, fsb.
                                      125 Broad Street, 11th Floor
              Lewis E. Daidone        New York, New York 10004
              Senior Vice President
              and Chief               SUB-TRANSFER AGENT
              Administrative Officer  PFPC Global Fund Services
                                      P.O. Box 9699
              Richard L. Peteka       Providence, Rhode Island
              Chief Financial Officer 02940-9699
              and Treasurer

              Joseph P. Deane
              Vice President and
              Investment Officer

              Kaprel Ozsolak
              Controller

              Christina T. Sydor
              Secretary

  Smith Barney Arizona Municipals Fund Inc.





  This report is submitted for the general information of the shareholders of Smith Barney Arizona Municipals Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds


         SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0820 1/03                                                             02-4278